MFS(R) SUN LIFE SERIES TRUST -

                             MANAGED SECTORS SERIES

                      Supplement to the Current Prospectus


The Board of Trustees of the MFS/Sun Life Series Trust (the "Trust"), has approved the proposed reorganization of the Managed Sectors Series into the Capital Appreciation Series, each of which are series of the Trust. The proposed transaction is still subject to approval by the shareholders of Managed Sectors Series at a shareholders' meeting expected to be held in April 2005. No assurance can be given that the reorganization will occur.

Under the proposed transaction, the Managed Sectors Series' assets and liabilities would be transferred to the Capital Appreciation Series in return for shares of the Capital Appreciation Series with equal total net asset value on the transfer date. These Capital Appreciation Series shares would be distributed pro rata to shareholders of the Managed Sectors Series in exchange for their Managed Sectors Series shares. Current Managed Sectors Series shareholders would thus become shareholders of the Capital Appreciation Series and receive shares of the Capital Appreciation Series with a total net asset value equal to that of their shares of the Managed Sectors Series at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Managed Sectors Series and its shareholders, as well as to the Capital Appreciation Series.

The investment objective of the Managed Sectors Series is to seek capital appreciation by varying the weighting of its portfolio among 13 sectors. The Managed Sectors Series seeks to achieve its objective by investing at least 65% of its net assets, under normal market conditions, in common stocks and related securities of companies representing 13 sectors. The Series generally focuses on securities of large capitalization companies, and may also invest in foreign securities (including emerging market securities).

The investment objective of the Capital Appreciation Series is to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks. The Capital Appreciation Series seeks to achieve its objective by investing at least 65% of its net assets, under normal market conditions, in common stocks and related securities of companies which MFS believes possess above-average growth opportunities. The Series generally focuses on securities of large capitalization companies, and may also invest in foreign securities (including emerging market securities).

The primary difference between the Managed Sectors Series and Capital Appreciation Series is that the Managed Sectors Series is designated as a non-diversified series (meaning it may invest a relatively high percentage of its assets in a small number of issuers). The Managed Sectors Series may also establish "short" positions to a greater extent than the Capital Appreciation Series.

A full description of the Capital Appreciation Series and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement which is expected to be mailed to shareholders of the Managed Sectors Series in March 2005.

In light of the proposed transaction, sales of Managed Sectors Series shares and exchanges into this Series are expected to be suspended on or about April 5, 2005.


                The Date of this Supplement is December 15, 2004.